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CINGULAR WIRELESS LLC

EXHIBITS - Powers of Attorney

                                                                      EXHIBIT 24

POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, CINGULAR WIRELESS LLC, a Delaware limited liability company (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2005.

     NOW THEREFORE, each of the undersigned hereby constitutes and appoints Peter A. Ritcher, Gregory T. Hall, Sean Foley and Philip Teske, and each of them, as attorneys for him in his name, place and stead in his capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand on the date indicated.


/s/ Stanley T. Sigman                   February 24, 2006
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Stanley T. Sigman
President and Chief Executive Officer
(Principal Executive Officer)


/s/ Peter A. Ritcher                    February 24, 2006
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Peter A. Ritcher
Chief Financial Officer
(Principal Financial Officer)


/s/ Gregory T. Hall                     February 24, 2006
-------------------------------------
Gregory T. Hall
Controller
(Principal Accounting Officer)


/s/ Richard A. Anderson                 February 24, 2006
-------------------------------------
Richard A. Anderson
Class B Director


/s/ Mark L. Feidler                     February 24, 2006
-------------------------------------
Mark L. Feidler
Class B Director


/s/ Richard G. Lindner                  February 24, 2006
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Richard G. Lindner
Class B Director

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CINGULAR WIRELESS LLC

EXHIBITS - Powers of Attorney

                                                                      EXHIBIT 24


/s/ W. Patrick Shannon                  February 24, 2006
-------------------------------------
W. Patrick Shannon
Class B Director


/s/ Randall L. Stephenson               February 24, 2006
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Randall L. Stephenson
Class B Director


/s/ Rayford Wilkins, Jr.                February 24, 2006
-------------------------------------
Rayford Wilkins, Jr.
Class B Director